UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 9, 2013

Syntroleum Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-34490	73-1565725
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5416 S. Yale Avenue, Suite 400, Tulsa, Oklahoma		74135
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	918-592-7900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Following several months of negotiations, on July 9, 2013, Syntroleum Corporation ("Syntroleum" or "we") entered into a memorandum of understanding ("MOU") with a U.S. based oil and gas exploration and production company to investigate the joint development of one or more 4,000 to 5,000 barrel per day natural gas to liquids ("GTL") plants integrated into producing natural gas fields.

Under the terms of the MOU, we and the counterparty to the MOU agree to fund a detailed feasibility study and business plan regarding the building of a GTL plant at a site to be finalized as part of the feasibility analysis. The business plan is expected to take 9 – 12 months to complete and thereafter it is envisioned the companies will negotiate definitive agreements for construction of the GTL facility through a joint venture entity. In the event that a joint venture entity is formed, it is envisioned that the counterparty to the MOU will contribute gas acreage and reserves and Syntroleum will contribute its GTL technology.

We believe that projects integrating gas reserves with a GTL facility have a number of advantages which include reserve and pricing security, reduced operating expense and working capital requirements, and field to plant optimizations. Additionally, we believe integrated projects will have added flexibility in product sales as a regional facility can offer higher netback prices in local fuels markets.

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended that involve risks and uncertainties. These forward-looking statements include any statements regarding Syntroleum’s strategic and operational plans. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Syntroleum does not intend, and undertakes no duty, to update this information to reflect future events or circumstances.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Syntroleum Corporation

July 10, 2013	By:	/s/ Karen L. Power

Name: Karen L. Power
Title: Senior Vice President and Principal Financial Officer